                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-85432, 33-85434, 33-94744, 333-27159, 333-67161 and 333-67163.

                                          ARTHUR ANDERSEN LLP

Washington, D.C.
March 15, 1999

                                       61